Virtus Duff & Phelps Real Asset Fund

(the “Fund”),

a series of Virtus Opportunities Trust

Supplement dated March 10, 2026 to the Fund’s Summary Prospectus and the Virtus Opportunities Trust Statutory Prospectus applicable to the Fund,

each dated January, 28, 2026, as supplemented

IMPORTANT NOTICE TO INVESTORS

The table showing Average Annual Total Returns in the “Performance Information” section of the Fund’s summary prospectus and the summary section of the statutory prospectus applicable to the Fund, is hereby replaced in its entirety with the following:

-- End of Supplement Text --

Performance Information

Average Annual Total Returns (for the periods ended 12/31/25)

				Since Inception
				Class R6
Class	1 Year	5 Years	10 Years	(1/31/2022)
Class I Shares
Return Before Taxes	16.26%	9.64%	7.00%	—
Return After Taxes on Distributions	15.43%	8.95%	6.35%	—
Return After Taxes on Distributions and Sale of Fund Shares	9.74%	7.41%	5.42%	—
Class A Shares
Return Before Taxes	9.54%	8.13%	6.13%	—
Class R6 Shares
Return Before Taxes	16.28%	—	—	7.22%
Index
MSCI World Index (net) (reflects no deduction for fees or expenses)	21.09%	12.15%	12.17%	11.60%

-- End of Supplement Data --

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/DPIM Real Asset Performance Reclass (3/2026)